Supplement dated January 15, 2025
to the following statutory prospectus(es):
BOA IV, BOA America's VISION Annuity, BOA America's FUTURE Annuity II, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold, Wells Fargo Gold Variable Annuity, BOA Achiever Annuity, BOA Future Venue Annuity, Nationwide Heritage Annuity, Nationwide Destination C, BOA Elite Venue Annuity, Nationwide Destination B, Nationwide Destination L, Nationwide Destination EV (2.0), Nationwide Destination EV NY (2.0), Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination L (2.0), Nationwide Destination L NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination All American Gold NY (2.0), Nationwide Destination Architect 2.0, America's Future Horizon Annuity, BOA America's Future Annuity, BOA V, Nationwide Advisory Retirement Income Annuity, Nationwide Advisory Retirement Income Annuity - New York, BOA FPVUL, BOA TNG, BOA ChoiceLife FPVUL and BOA The Next Generation II FPVUL prospectus dated May 1, 2024

This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The Board of Trustees of the Goldman Sachs Variable Insurance Trust approved to liquidate the Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares (the "Liquidating Fund"). The liquidation is expected to occur on or about April 11, 2025 (the "Liquidation Date").
In anticipation of the liquidation, the following changes apply to the contract/policy:
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Effective April 7, 2025, the Liquidating Fund is no longer available to receive transfers or new purchase payments.
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From the date of this supplement until the Liquidation Date, investors with allocations in the Liquidating Fund may transfer allocations to any other available investment option. During this period, any transfers from the Liquidating Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Liquidating Fund will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I.
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After the Liquidation Date, any and all references to the Liquidating Fund are deleted.
PROS-0961